UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2015

QS BATTERYMARCH

U.S. SMALL

CAPITALIZATION

EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Batterymarch U.S. Small Capitalization Equity Fund for the twelve-month reporting period ended December 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective April 1, 2016, QS Investors, LLC will become a subadviser, and QS Batterymarch Financial Management, Inc. will cease to be a subadviser, to the Fund. The same portfolio managers will continue to serve the Fund. Additionally, effective April 1, 2016, the Fund’s name will change to QS U.S. Small Capitalization Equity Fund. For more information regarding these changes, please see the prospectus supplement dated February 4, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 5, 2016

II	QS Batterymarch U.S. Small Capitalization Equity Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended December 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2015 U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s initial estimate for fourth quarter 2015 GDP growth — released after the reporting period ended — was 0.7%. Slower growth was attributed to a deceleration in PCE and downturns in nonresidential fixed investment, exports and state and local government spending.

The U.S. labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By December 2015, unemployment was 5.0%, equaling its lowest level since April 2008.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii finally increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation…. The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” During its meeting that concluded on January 27, 2016 — after the reporting period ended —the Fed said it is, “…closely monitoring global economic and financial developments and is assessing their implications for the labor market and inflation, and for the balance of risks to the outlook. Given the economic outlook, the Committee decided to maintain the target range for the federal funds rate at 1/4 to 1/2 percent.… In determining the timing and size of future adjustments to the target range for the federal funds rate, the Committee will assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

QS Batterymarch U.S. Small Capitalization Equity Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	QS Batterymarch U.S. Small Capitalization Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of companies with relatively small market capitalizations domiciled, or having their principal activities, in the U.S., at the time of investment or other investments with similar economic characteristics. The Fund normally intends to hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Indexi in terms of economic sector weightings and market capitalization but may depart from this if we believe it to be in the best interests of the Fund. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”).

At QS Batterymarch Financial Management, Inc., the Fund’s subadviser, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. We use a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the Fund’s investable universe on a daily basis according to a variety of fundamental measures of relative attractiveness.

Q. What were the overall market conditions during the Fund’s reporting period?

A. With a correction in the third calendar quarter of 2015 and another sell-off in December, U.S. equities ended the twelve-month period through December 31, 2015 in negative territory.

At the beginning of the reporting period, market watchers appeared to be balancing optimism concerning the U.S. and Japanese economies with concerns over a weakening Europe and geopolitical turmoil globally. In the first calendar quarter of 2015, U.S. equities benefited from this slowly improving economy, growth in manufacturing, increased capital investment and employment gains. Still, U.S. large caps joined most equity markets with a downturn in March 2015, when the effect of rough winter weather across most U.S. regions and the strong dollar dampened investor enthusiasm.

Equity markets were essentially trendless through much of the second quarter of 2015, as leadership changed from month to month. The Russell 1000 Indexii was up approximately 2% for the second quarter of 2015 until the last week of June when global markets declined on halted negotiations between the European Central Bank (“ECB”)iii and Greece, as well as a steep drop in the Chinese stock market. As a result, U.S. stock market gains for the quarter were effectively eliminated.

In the third calendar quarter of 2015, the U.S. market, along with markets globally, was roiled by the sudden devaluation of China’s currency in mid-August, bringing increased volatility to the market that lasted through quarter end. After steady gains for the last several years and reaching an all-time high during the second quarter of 2015, the U.S. appeared poised for a sell-off amid questions on whether the Federal Reserve Board (“Fed”)iv would raise interest rates in 2015 as well as concerns about the impact on the U.S. economy of China’s growth slowdown. In addition, earnings estimates had been weakening in the U.S., as the strong dollar could hurt U.S. export profits.

October was one of the U.S. stock market’s best months in several years. U.S. corporate results generally beat analyst estimates and manufacturing continued to be in positive territory. Auto sales saw their strongest month in over a decade and continued to be

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	1

Fund overview (cont’d)

solid into November. However, earnings expectations declined, as continued weakness in energy began to affect some other sectors, and the market was essentially flat in November.

The end of December 2015 brought overall returns into negative territory for the calendar year, as stocks and bonds sold off due to concerns about the degree of the economic slowdown in China and jitters about the impact on the global economy of ongoing lower oil prices. U.S. small cap stocks suffered one of the larger declines followed by European stocks.

Sector results within the Fund’s benchmark, the Russell 2000 Index, were virtually all negative for the year, many with double digit negative returns. Not surprisingly given falling energy prices, the Energy sector was the hardest hit, followed by the Materials sector. Only the Health Care and Information Technology sectors posted positive returns.

For the full year, small-cap stocks, as measured by the benchmark, underperformed large-cap stocks, as measured by the Russell 1000 Index; small-caps suffered more than large-cap names on severely constricted margins in some of the hardest hit sectors.

The strategy used futures temporarily to minimize the impact of a large cash flow on performance of the Fund relative to the benchmark. Their use effectively mitigated

the impact on performance, as expected.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. We also believe in the value of a broadly diversified, rules-based, risk-controlled process. This diversified approach served us well in the past year, through changes in market direction and market leadership. However, we also believe that investors need to be able to adapt, and much of our research over the past several years has been focused on developing techniques to help us manage risk and navigate changing market environments.

Performance review

For the twelve months ended December 31, 2015, Class I shares of QS Batterymarch U.S. Small Capitalization Equity Fund returned -4.51%. The Fund’s unmanaged benchmark, the Russell 2000 Index, returned -4.41% for the same period. The Lipper Small-Cap Core Funds Category Average1 returned -5.14% over the same time frame.

Performance Snapshot as of December 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
QS Batterymarch U.S. Small Capitalization Equity Fund:
Class A	-9.69%	-4.89%
Class A2	-9.77%	-5.08%
Class C	-10.02%	-5.59%
Class FI	-9.72%	-4.91%
Class I	-9.56%	-4.51%
Class IS	-9.55%	-4.47%
Russell 2000 Index	-8.75%	-4.41%
Lipper Small-Cap Core Funds Category Average[1]	-8.51%	-5.14%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 830 funds for the six-month period and among the 797 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

2	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2015, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 1.21%, 1.57%, 2.09%, 1.42%, 0.76% and 0.76%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class A shares, 1.50% for Class A2 shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.00% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager currently intends to voluntarily waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, so that annual operating expenses are not expected to exceed 1.20% for Class A shares, 1.40% for Class A2 shares, 1.95% for Class C shares, 1.20% for Class FI shares and 0.90% for Class I shares. These arrangements are expected to continue until December 31, 2017 but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection in the Health Care, Energy and Consumer Discretionary sectors was the primary contributor to relative performance for the period. At the stock level, overweighting Skechers U.S.A., Inc. Class A

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	3

Fund overview (cont’d)

was the greatest contributor to performance, returning over 175% for the period held in the portfolio. The company soared past estimates by filling an athletic/leisure niche in footwear that is often overlooked by other sneaker makers. Manhattan Associates, Inc., which develops software solutions to manage supply chains and is favorably viewed by analysts, and biopharmaceutical company Dyax Corp. also contributed to performance. Dyax’s shares jumped in December when it was reported that the U.S. Federal Trade Commission was terminating the antitrust waiting period for the company’s acquisition by Irish biopharmaceutical company Shire PLC, allowing the two companies to proceed with their plans to merge in the first half of 2016. If Dyax’s experimental treatment for hereditary angioedema gains regulatory approval, this buyout agreement includes a contingent value right, which could be very valuable to Dyax’s shareholders.

Sector allocation decisions contributed to relative performance, led by underweights to both the Materials and Energy sectors, two of the poorest performers in the benchmark with double digit negative returns.

Q. What were the leading detractors from performance?

A. Stock selection in the Financials and Materials sectors was the primary detractor from relative return for the period. At the stock level, Century Aluminum Company was the primary detractor with a negative return of over 80% during the reporting period, experiencing worse-than-expected earnings results in the face of subsidized exports of Chinese aluminum. Key Energy Services, Inc., which experienced declining revenues and was forced to cut jobs as a result of the oil price downturn, was also a major detractor, as was an overweight to ArcBest Corp. Both had negative returns in excess of 50% for the twelve months ended December 31, 2015.

Thank you for your investment in QS Batterymarch U.S. Small Capitalization Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Batterymarch Financial Management, Inc.

January 19, 2016

RISKS: Equity securities are subject to market fluctuations. Investments in small-cap companies may involve greater risks and volatility than investments in larger, more established companies. Small-cap companies may have limited product lines, operating histories, markets or financial resources. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2015 were: iShares Trust — iShares Russell 2000 Index Fund (2.0%), Manhattan Associates Inc. (0.9%), Dyax Corp. (0.8%), Fairchild Semiconductor International Inc. (0.7%), PrivateBancorp Inc. (0.7%), Stamps.com Inc. (0.7%), Western Alliance Bancorp (0.6%), PNM Resources Inc. (0.6%), Magellan Health Inc.

4	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

(0.6%) and Mack-Cali Realty Corp. (0.6%). Please refer to pages 11 through 23 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2015 were: Financials (23.6%), Information Technology (17.7%), Health Care (16.6%), Consumer Discretionary (14.1%) and Industrials (10.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

iii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2015 and December 31, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2015 and held for the six months ended December 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-9.69%	$1,000.00	$903.10	1.20%	$5.76	Class A	5.00%	$1,000.00	$1,019.16	1.20%	$6.11
Class A2	-9.77	1,000.00	902.30	1.40	6.71	Class A2	5.00	1,000.00	1,018.15	1.40	7.12
Class C	-10.02	1,000.00	899.80	1.95	9.34	Class C	5.00	1,000.00	1,015.38	1.95	9.91
Class FI	-9.72	1,000.00	902.80	1.20	5.76	Class FI	5.00	1,000.00	1,019.16	1.20	6.11
Class I	-9.56	1,000.00	904.40	0.76	3.65	Class I	5.00	1,000.00	1,021.37	0.76	3.87
Class IS	-9.55	1,000.00	904.50	0.75	3.60	Class IS	5.00	1,000.00	1,021.42	0.75	3.82

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/15	-4.89%	-5.08%	-5.59%	-4.91%	-4.51%	-4.47%
Five Years Ended 12/31/15	10.08	N/A	9.23	10.03	10.56	N/A
Ten Years Ended 12/31/15	N/A	N/A	N/A	6.00	6.45	N/A
Inception* through 12/31/15	16.37	13.29	15.49	—	—	11.23

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/15	-10.35%	-10.56%	-6.47%	-4.91%	-4.51%	-4.47%
Five Years Ended 12/31/15	8.79	N/A	9.23	10.03	10.56	N/A
Ten Years Ended 12/31/15	N/A	N/A	N/A	6.00	6.45	N/A
Inception* through 12/31/15	15.37	11.17	15.49	—	—	11.23

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/5/09 through 12/31/15)	184.85%
Class A2 (Inception date of 10/31/12 through 12/31/15)	48.50
Class C (Inception date of 2/5/09 through 12/31/15)	170.24
Class FI (12/31/05 through 12/31/15)	79.10
Class I (12/31/05 through 12/31/15)	86.81
Class IS (Inception date of 3/23/12 through 12/31/15)	49.51

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, I and IS shares are February 5, 2009, October 31, 2012, February 5, 2009, January 9, 2003, March 13, 2000 and March 23, 2012, respectively.

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of QS Batterymarch U.S. Small Capitalization Equity Fund vs. Russell 2000 Index† — December 2005 - December 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of QS Batterymarch U.S. Small Capitalization Equity Fund on December 31, 2005, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2015. The hypothetical illustration also assumes a $1,000,000 investment in the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I share’s performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

Schedule of investments

December 31, 2015

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Common Stocks — 95.7%
Consumer Discretionary — 14.1%
Auto Components — 2.5%
American Axle & Manufacturing Holdings Inc.	286,442	$5,425,211	*
Cooper Tire & Rubber Co.	118,142	4,471,675
Cooper-Standard Holding Inc.	19,700	1,528,523	*
Dana Holding Corp.	293,782	4,054,192
Modine Manufacturing Co.	141,276	1,278,548	*
Stoneridge Inc.	151,584	2,243,443	*
Tenneco Inc.	97,230	4,463,829	*
Tower International Inc.	141,068	4,030,313
Total Auto Components		27,495,734
Automobiles — 0.2%
Winnebago Industries Inc.	127,007	2,527,439
Distributors — 0.3%
Core-Mark Holding Co. Inc.	34,891	2,858,969
Diversified Consumer Services — 0.3%
Houghton Mifflin Harcourt Co.	90,000	1,960,200	*
LifeLock Inc.	58,543	840,092	*
Total Diversified Consumer Services		2,800,292
Hotels, Restaurants & Leisure — 4.2%
Bloomin’ Brands Inc.	171,800	2,901,702
Boyd Gaming Corp.	176,100	3,499,107	*
ClubCorp Holdings Inc.	178,099	3,253,869
Cracker Barrel Old Country Store Inc.	25,650	3,253,190
Dave & Buster’s Entertainment Inc.	44,592	1,861,270	*
Denny’s Corp.	172,947	1,700,069	*
Diamond Resorts International Inc.	177,646	4,531,749	*
Interval Leisure Group Inc.	94,741	1,478,907
Isle of Capri Casinos Inc.	176,119	2,453,338	*
Jack in the Box Inc.	75,300	5,776,263
Marcus Corp.	45,254	858,468
Marriott Vacations Worldwide Corp.	51,163	2,913,733
Pinnacle Entertainment Inc.	108,073	3,363,232	*
Ruby Tuesday Inc.	89,200	491,492	*
Sonic Corp.	126,300	4,080,753
Vail Resorts Inc.	33,500	4,287,665
Total Hotels, Restaurants & Leisure		46,704,807

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	11

Schedule of investments (cont’d)

December 31, 2015

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Household Durables — 1.0%
Beazer Homes USA Inc.	118,855	$1,365,644	*
Helen of Troy Ltd.	46,236	4,357,743	*
Hooker Furniture Corp.	47,064	1,187,895
M.D.C. Holdings Inc.	142,915	3,648,620
Total Household Durables		10,559,902
Leisure Products — 0.1%
Sturm Ruger & Co. Inc.	20,000	1,192,200
Media — 1.3%
Entravision Communications Corp., Class A Shares	643,381	4,960,468
Gray Television Inc.	285,991	4,661,653	*
Nexstar Broadcasting Group Inc., Class A Shares	30,683	1,801,092
Sinclair Broadcast Group Inc., Class A Shares	102,000	3,319,080
Total Media		14,742,293
Multiline Retail — 0.4%
Big Lots Inc.	117,791	4,539,665
Specialty Retail — 2.9%
Ascena Retail Group Inc.	553,355	5,450,547	*
Barnes & Noble Inc.	411,582	3,584,879
Caleres Inc.	39,010	1,046,248
Children’s Place Inc.	85,259	4,706,297
Christopher & Banks Corp.	131,467	216,920	*
Citi Trends Inc.	34,736	738,140
Essendant Inc.	119,194	3,874,997
Finish Line Inc., Class A Shares	27,708	500,961
Group 1 Automotive Inc.	23,517	1,780,237
Office Depot Inc.	304,600	1,717,944	*
Penske Automotive Group Inc.	76,300	3,230,542
Rent-A-Center Inc.	228,859	3,426,019
Sonic Automotive Inc., Class A Shares	79,308	1,805,050
Total Specialty Retail		32,078,781
Textiles, Apparel & Luxury Goods — 0.9%
Columbia Sportswear Co.	39,469	1,924,509
Deckers Outdoor Corp.	96,731	4,565,703	*
Perry Ellis International Inc.	60,274	1,110,247	*
Wolverine World Wide Inc.	176,200	2,944,302
Total Textiles, Apparel & Luxury Goods		10,544,761
Total Consumer Discretionary		156,044,843

See Notes to Financial Statements.

12	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Consumer Staples — 3.2%
Food & Staples Retailing — 0.7%
Ingles Markets Inc., Class A Shares	77,172	$3,401,742
SpartanNash Co.	65,900	1,426,076
SUPERVALU Inc.	427,175	2,896,246	*
Total Food & Staples Retailing		7,724,064
Food Products — 2.3%
Cal-Maine Foods Inc.	106,458	4,933,264
Darling Ingredients Inc.	443,201	4,662,474	*
Dean Foods Co.	291,333	4,996,361
Fresh Del Monte Produce Inc.	107,250	4,169,880
Omega Protein Corp.	53,823	1,194,871	*
Sanderson Farms Inc.	75,873	5,881,675
Total Food Products		25,838,525
Personal Products — 0.2%
Medifast Inc.	48,198	1,464,255
Total Consumer Staples		35,026,844
Energy — 2.6%
Energy Equipment & Services — 0.7%
Atwood Oceanics Inc.	292,361	2,990,853
Era Group Inc.	30,027	334,801	*
Key Energy Services Inc.	1,437,106	692,829	*
Pioneer Energy Services Corp.	491,531	1,066,622	*
Tetra Technology Inc.	87,244	2,270,089
Tidewater Inc.	84,786	590,111
Total Energy Equipment & Services		7,945,305
Oil, Gas & Consumable Fuels — 1.9%
Alon USA Energy Inc.	173,013	2,567,513
Carrizo Oil & Gas Inc.	52,730	1,559,753	*
Delek US Holdings Inc.	115,824	2,849,270
Green Plains Inc.	40,241	921,519
Matador Resources Co.	141,247	2,792,453	*
Nordic American Tankers Ltd.	344,662	5,356,047
Northern Oil and Gas Inc.	120,399	464,740	*
Pacific Ethanol Inc.	80,651	385,512	*
Renewable Energy Group Inc.	43,950	408,296	*
REX American Resources Corp.	30,346	1,640,808	*
Teekay Tankers Ltd., Class A Shares	334,753	2,303,101
Total Oil, Gas & Consumable Fuels		21,249,012
Total Energy		29,194,317

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	13

Schedule of investments (cont’d)

December 31, 2015

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Financials — 23.6%
Banks — 7.4%
Ameris Bancorp	71,548	$2,431,917
Banc of California Inc.	108,948	1,592,820
Banner Corp.	42,385	1,943,776
BBCN Bancorp Inc.	207,230	3,568,501
Centerstate Banks Inc.	38,600	604,090
Chemical Financial Corp.	25,925	888,450
Community Trust Bancorp Inc.	20,656	722,134
Customers Bancorp Inc.	88,899	2,419,831	*
First Bancorp	409,865	1,332,061	*
First Financial Bancorp	60,304	1,089,693
First Merchants Corp.	153,060	3,890,785
First Midwest Bancorp Inc.	205,515	3,787,641
First NBC Bank Holding Co.	37,315	1,395,208	*
Great Western Bancorp Inc.	212,169	6,157,144
Hancock Holding Co.	82,187	2,068,647
Hanmi Financial Corp.	201,730	4,785,036
Hilltop Holdings Inc.	200,494	3,853,495	*
Home BancShares Inc.	40,839	1,654,796
IBERIABANK Corp.	105,930	5,833,565
OFG Bancorp	255,542	1,870,567
Opus Bank	18,961	700,988
PrivateBancorp Inc.	179,600	7,367,192
Sterling Bancorp	100,461	1,629,477
Talmer Bancorp Inc., Class A Shares	100,642	1,822,627
United Community Banks Inc.	252,390	4,919,081
Western Alliance Bancorp	191,622	6,871,565	*
Wilshire Bancorp Inc.	243,378	2,811,016
Wintrust Financial Corp.	78,400	3,803,968
Total Banks		81,816,071
Capital Markets — 2.2%
BGC Partners Inc., Class A Shares	205,000	2,011,050
Cohen & Steers Inc.	39,017	1,189,238
Evercore Partners Inc., Class A Shares	104,621	5,656,858
HFF Inc., Class A Shares	122,387	3,802,564
International FCStone Inc.	76,650	2,564,709	*
Investment Technology Group Inc.	115,310	1,962,576
KCG Holdings Inc., Class A Shares	182,765	2,249,837	*

See Notes to Financial Statements.

14	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Capital Markets — continued
Manning & Napier Inc.	117,186	$994,909
OM Asset Management PLC	103,800	1,591,254
WisdomTree Investments Inc.	129,575	2,031,736
Total Capital Markets		24,054,731
Consumer Finance — 0.3%
Consumer Portfolio Services Inc.	84,916	440,714	*
Credit Acceptance Corp.	13,163	2,817,145	*
Total Consumer Finance		3,257,859
Insurance — 2.4%
American Equity Investment Life Holding Co.	222,995	5,358,570
Employers Holdings Inc.	53,500	1,460,550
Federated National Holding Co.	34,400	1,016,864
HCI Group Inc.	97,996	3,415,161
Heritage Insurance Holdings Inc.	205,611	4,486,432
Horace Mann Educators Corp.	51,984	1,724,829
Maiden Holdings Ltd.	262,200	3,909,402
National General Holdings Corp.	72,593	1,586,883
United Fire Group Inc.	42,358	1,622,735
Universal Insurance Holdings Inc.	117,669	2,727,567
Total Insurance		27,308,993
Real Estate Investment Trusts (REITs) — 8.0%
Ashford Hospitality Prime Inc.	81,131	1,176,399
Ashford Hospitality Trust Inc.	521,594	3,291,258
Cedar Realty Trust Inc.	334,043	2,365,024
Coresite Realty Corp.	104,378	5,920,320
Cousins Properties Inc.	361,179	3,405,918
DiamondRock Hospitality Co.	542,264	5,232,848
DuPont Fabros Technology Inc.	176,600	5,614,114
FelCor Lodging Trust Inc.	586,476	4,281,275
First Industrial Realty Trust Inc.	293,505	6,495,266
Hersha Hospitality Trust	215,084	4,680,228
LaSalle Hotel Properties	109,600	2,757,536
Lexington Realty Trust	394,718	3,157,744
Mack-Cali Realty Corp.	290,222	6,776,684
Pennsylvania Real Estate Investment Trust	146,400	3,201,768
Pennymac Mortgage Investment Trust	152,814	2,331,942
Potlatch Corp.	112,800	3,411,072
Redwood Trust Inc.	117,150	1,546,380

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	15

Schedule of investments (cont’d)

December 31, 2015

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — continued
RLJ Lodging Trust	243,581	$5,268,657
Ryman Hospitality Properties Inc.	103,900	5,365,396
Summit Hotel Properties Inc.	203,592	2,432,924
Sunstone Hotel Investors Inc.	447,566	5,590,099
Xenia Hotels & Resorts Inc.	273,138	4,187,206
Total Real Estate Investment Trusts (REITs)		88,490,058
Real Estate Management & Development — 0.4%
Altisource Portfolio Solutions SA	85,308	2,372,416	*
Marcus & Millichap Inc.	79,785	2,324,935	*
Total Real Estate Management & Development		4,697,351
Thrifts & Mortgage Finance — 2.9%
BofI Holding Inc.	269,405	5,670,975	*
Brookline Bancorp Inc.	202,587	2,329,750
Essent Group Ltd.	214,249	4,689,911	*
LendingTree Inc.	52,668	4,702,199	*
Meridian Bancorp Inc.	79,588	1,122,191
MGIC Investment Corp.	762,998	6,737,272	*
PHH Corp.	100,000	1,620,000	*
Radian Group Inc.	150,153	2,010,549
Walker & Dunlop Inc.	39,600	1,140,876	*
WSFS Financial Corp.	59,136	1,913,641
Total Thrifts & Mortgage Finance		31,937,364
Total Financials		261,562,427
Health Care — 16.6%
Biotechnology — 7.0%
Acorda Therapeutics Inc.	93,516	4,000,614	*
AMAG Pharmaceuticals Inc.	116,351	3,512,637	*
Amicus Therapeutics Inc.	145,288	1,409,294	*
Anacor Pharmaceuticals Inc.	29,600	3,343,912	*
Arena Pharmaceuticals Inc.	241,900	459,610	*
Cepheid Inc.	53,056	1,938,136	*
Dyax Corp.	233,901	8,799,356	*
Eagle Pharmaceuticals Inc.	63,266	5,609,796	*
Emergent BioSolutions Inc.	115,964	4,639,720	*
Enanta Pharmaceuticals Inc.	74,058	2,445,395	*
Epizyme Inc.	71,196	1,140,560	*
Geron Corp.	995,291	4,817,208	*
Halozyme Therapeutics Inc.	73,989	1,282,229	*

See Notes to Financial Statements.

16	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Biotechnology — continued
Infinity Pharmaceuticals Inc.	135,100	$1,060,535	*
Insmed Inc.	106,800	1,938,420	*
Insys Therapeutics Inc.	140,736	4,029,272	*
Merrimack Pharmaceuticals Inc.	226,776	1,791,530	*
MiMedx Group Inc.	446,464	4,183,368	*
Momenta Pharmaceuticals Inc.	230,896	3,426,497	*
Neurocrine Biosciences Inc.	112,923	6,388,054	*
OncoMed Pharmaceuticals Inc.	49,793	1,122,334	*
Osiris Therapeutics Inc.	105,040	1,090,315
Peregrine Pharmaceuticals Inc.	391,300	457,821	*
Repligen Corp.	126,739	3,585,446	*
Sangamo BioSciences Inc.	113,239	1,033,872	*
Vanda Pharmaceuticals Inc.	385,660	3,590,495	*
Total Biotechnology		77,096,426
Health Care Equipment & Supplies — 3.5%
Analogic Corp.	7,755	640,563
Dexcom Inc.	54,950	4,500,405	*
ICU Medical Inc.	47,515	5,358,742	*
Invacare Corp.	148,776	2,587,215
Merit Medical Systems Inc.	186,767	3,471,998	*
Natus Medical Inc.	90,437	4,345,498	*
NuVasive Inc.	85,053	4,602,218	*
NxStage Medical Inc.	116,800	2,559,088	*
OraSure Technologies Inc.	462,937	2,981,314	*
Quidel Corp.	112,377	2,382,392	*
Zeltiq Aesthetics Inc.	204,224	5,826,511	*
Total Health Care Equipment & Supplies		39,255,944
Health Care Providers & Services — 3.1%
Addus HomeCare Corp.	39,425	917,814	*
Amsurg Corp.	56,450	4,290,200	*
Ensign Group Inc.	79,438	1,797,682
Kindred Healthcare Inc.	273,434	3,256,599
Magellan Health Inc.	110,211	6,795,610	*
Molina Healthcare Inc.	100,844	6,063,750	*
Radnet Inc.	168,486	1,041,243	*
Team Health Holdings Inc.	93,349	4,097,088	*
WellCare Health Plans Inc.	78,573	6,145,194	*
Total Health Care Providers & Services		34,405,180

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	17

Schedule of investments (cont’d)

December 31, 2015

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Life Sciences Tools & Services — 0.9%
Cambrex Corp.	65,102	$3,065,653	*
INC Research Holdings Inc., Class A Shares	77,355	3,752,491	*
PAREXEL International Corp.	23,877	1,626,501	*
PRA Health Sciences Inc.	28,600	1,294,722	*
Sequenom Inc.	230,268	377,640	*
Total Life Sciences Tools & Services		10,117,007
Pharmaceuticals — 2.1%
DepoMed Inc.	112,831	2,045,626	*
Impax Laboratories Inc.	142,900	6,110,404	*
Intersect ENT Inc.	54,400	1,224,000	*
Lannett Co. Inc.	50,771	2,036,933	*
Medicines Co.	44,168	1,649,233	*
Nektar Therapeutics	26,307	443,273	*
Prestige Brands Holdings Inc.	90,386	4,653,071	*
Sagent Pharmaceuticals Inc.	29,800	474,118	*
SciClone Pharmaceuticals Inc.	495,887	4,562,160	*
Total Pharmaceuticals		23,198,818
Total Health Care		184,073,375
Industrials — 10.7%
Aerospace & Defense — 0.7%
AAR Corp.	77,690	2,042,470
Astronics Corp.	73,897	3,008,347	*
Astronics Corp., Class B Shares	5,025	204,266	*
Ducommun Inc.	97,162	1,575,968	*
Moog Inc., Class A Shares	16,147	978,508	*
Total Aerospace & Defense		7,809,559
Air Freight & Logistics — 0.2%
Atlas Air Worldwide Holdings Inc.	48,843	2,019,170	*
Airlines — 0.8%
Hawaiian Holdings Inc.	183,675	6,489,238	*
SkyWest Inc.	106,900	2,033,238
Total Airlines		8,522,476
Building Products — 0.3%
Patrick Industries Inc.	77,546	3,373,251	*
Commercial Services & Supplies — 2.5%
ABM Industries Inc.	121,577	3,461,297
ACCO Brands Corp.	291,235	2,076,506	*
Deluxe Corp.	118,900	6,484,806

See Notes to Financial Statements.

18	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Commercial Services & Supplies — continued
Ennis Inc.	81,780	$1,574,265
Herman Miller Inc.	113,100	3,245,970
Interface Inc.	245,071	4,690,659
Quad Graphics Inc.	124,830	1,160,919
Steelcase Inc., Class A Shares	172,979	2,577,387
Unifirst Corp.	20,800	2,167,360
Total Commercial Services & Supplies		27,439,169
Construction & Engineering — 1.4%
Aegion Corp.	83,846	1,619,066	*
Argan Inc.	80,279	2,601,040
EMCOR Group Inc.	120,409	5,784,448
Granite Construction Inc.	79,817	3,424,948
MYR Group Inc.	112,217	2,312,792	*
Total Construction & Engineering		15,742,294
Machinery — 2.3%
Blount International Inc.	107,831	1,057,822	*
Federal Signal Corp.	272,481	4,318,824
Global Brass & Copper Holdings Inc.	107,004	2,279,185
Greenbrier Cos. Inc.	68,800	2,244,256
Harsco Corp.	174,746	1,376,999
Hillenbrand Inc.	84,294	2,497,631
Hyster-Yale Materials Handling Inc.	48,703	2,554,472
Mueller Water Products Inc., Class A Shares	478,400	4,114,240
Wabash National Corp.	433,133	5,123,963	*
Total Machinery		25,567,392
Marine — 0.1%
Matson Inc.	25,300	1,078,539
Professional Services — 1.3%
Barrett Business Services Inc.	36,529	1,590,473
Insperity Inc.	77,375	3,725,606
Korn/Ferry International	17,372	576,403
Navigant Consulting Inc.	137,524	2,208,635	*
Resources Connection Inc.	205,320	3,354,929
TrueBlue Inc.	123,575	3,183,292	*
Total Professional Services		14,639,338
Road & Rail — 0.7%
ArcBest Corp.	110,598	2,365,691
Swift Transportation Co.	183,514	2,536,164	*

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	19

Schedule of investments (cont’d)

December 31, 2015

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Road & Rail — continued
YRC Worldwide Inc.	228,741	$3,243,547	*
Total Road & Rail		8,145,402
Trading Companies & Distributors — 0.4%
Aircastle Ltd.	186,479	3,895,546
CAI International Inc.	97,000	977,760	*
Total Trading Companies & Distributors		4,873,306
Total Industrials		119,209,896
Information Technology — 17.7%
Communications Equipment — 1.6%
Black Box Corp.	45,027	429,107
Brocade Communications Systems Inc.	323,900	2,973,402
Calix Inc.	224,292	1,765,178	*
Ciena Corp.	55,031	1,138,591	*
Comtech Telecommunications Corp.	58,633	1,177,937
InterDigital Inc.	49,386	2,421,890
NETGEAR Inc.	89,438	3,748,347	*
Plantronics Inc.	64,118	3,040,476
Polycom Inc.	129,331	1,628,277	*
Total Communications Equipment		18,323,205
Electronic Equipment, Instruments & Components — 3.1%
Benchmark Electronics Inc.	262,745	5,430,939	*
Coherent Inc.	37,778	2,459,726	*
ePlus Inc.	23,203	2,163,912	*
Fabrinet	53,313	1,269,916	*
Insight Enterprises Inc.	143,200	3,597,184	*
Kimball Electronics Inc.	101,189	1,112,067	*
Methode Electronics Inc.	155,626	4,953,575
Plexus Corp.	100,000	3,492,000	*
Sanmina Corp.	202,845	4,174,550	*
Tech Data Corp.	86,533	5,744,060	*
Total Electronic Equipment, Instruments & Components		34,397,929
Internet Software & Services — 2.2%
Constant Contact Inc.	99,300	2,903,532	*
EarthLink Holdings Corp.	534,493	3,971,283
LogMeIn Inc.	33,063	2,218,527	*
Stamps.com Inc.	66,292	7,266,266	*
Web.com Group Inc.	95,966	1,920,280	*
WebMD Health Corp.	120,589	5,824,449	*
Total Internet Software & Services		24,104,337

See Notes to Financial Statements.

20	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
IT Services — 2.5%
Ciber Inc.	511,793	$1,796,394	*(a)
Convergys Corp.	173,260	4,312,441
CSG Systems International Inc.	13,800	496,524
EVERTEC Inc.	102,726	1,719,633
Hackett Group Inc.	96,118	1,544,616
NeuStar Inc., Class A Shares	187,755	4,500,487	*
Science Applications International Corp.	71,842	3,288,927
Sykes Enterprises Inc.	133,045	4,095,125	*
Syntel Inc.	47,887	2,166,887	*
Virtusa Corp.	81,646	3,375,246	*
Total IT Services		27,296,280
Semiconductors & Semiconductor Equipment — 3.5%
Amkor Technology Inc.	630,457	3,833,179	*
Cirrus Logic Inc.	195,057	5,760,033	*
Cohu Inc.	63,808	770,163
Fairchild Semiconductor International Inc.	366,361	7,587,336	*
FormFactor Inc.	293,000	2,637,000	*
Integrated Device Technology Inc.	165,700	4,366,195	*
Microsemi Corp.	97,605	3,180,947	*
NeoPhotonics Corp.	266,693	2,896,286	*
OmniVision Technologies Inc.	186,500	5,412,230	*
Sigma Designs Inc.	229,696	1,451,679	*
Xcerra Corp.	132,487	801,546	*
Total Semiconductors & Semiconductor Equipment		38,696,594
Software — 4.1%
Aspen Technology Inc.	168,155	6,349,533	*
Fair Isaac Corp.	41,502	3,908,658
Gigamon Inc.	151,671	4,029,898	*
Manhattan Associates Inc.	149,828	9,914,119	*
Mentor Graphics Corp.	151,600	2,792,472
MicroStrategy Inc., Class A Shares	30,734	5,510,299	*
Pegasystems Inc.	134,967	3,711,593
Progress Software Corp.	156,573	3,757,752	*
Tivo Inc.	276,026	2,382,104	*
VASCO Data Security International Inc.	194,985	3,262,099	*
Total Software		45,618,527
Technology Hardware, Storage & Peripherals — 0.7%
Datalink Corp.	78,305	532,474	*
Electronics for Imaging Inc.	19,200	897,408	*

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	21

Schedule of investments (cont’d)

December 31, 2015

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Technology Hardware, Storage & Peripherals — continued
QLogic Corp.	283,382	$3,457,260	*
Super Micro Computer Inc.	137,311	3,365,493	*
Total Technology Hardware, Storage & Peripherals		8,252,635
Total Information Technology		196,689,507
Materials — 2.6%
Chemicals — 1.0%
Axiall Corp.	120,000	1,848,000
Chemtura Corp.	135,009	3,681,695	*
Koppers Holdings Inc.	55,100	1,005,575
Minerals Technologies Inc.	35,762	1,640,045
Trinseo SA	100,438	2,832,352	*
Total Chemicals		11,007,667
Construction Materials — 0.1%
US Concrete Inc.	16,900	889,954	*
Containers & Packaging — 0.4%
Graphic Packaging Holding Co.	336,500	4,317,295
Metals & Mining — 0.8%
Commercial Metals Co.	240,618	3,294,061
Ferroglobe PLC	97,300	1,045,975
Handy & Harman Ltd.	11,000	225,610	*
Kaiser Aluminum Corp.	14,552	1,217,420
Stillwater Mining Co.	179,100	1,534,887	*
Worthington Industries Inc.	63,473	1,913,076
Total Metals & Mining		9,231,029
Paper & Forest Products — 0.3%
Clearwater Paper Corp.	60,800	2,768,224	*
Resolute Forest Products Inc.	160,100	1,211,957	*
Total Paper & Forest Products		3,980,181
Total Materials		29,426,126
Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.8%
IDT Corp., Class B Shares	25,738	300,105
Inteliquent Inc.	133,851	2,378,532
Vonage Holdings Corp.	1,005,620	5,772,259	*
Total Diversified Telecommunication Services		8,450,896
Wireless Telecommunication Services — 0.1%
Spok Holdings Inc.	84,338	1,545,072
Total Telecommunication Services		9,995,968

See Notes to Financial Statements.

22	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

QS Batterymarch U.S. Small Capitalization Equity Fund

Security		Shares	Value
Utilities — 3.7%
Electric Utilities — 1.8%
ALLETE Inc.		80,141	$4,073,567
Empire District Electric Co.		104,419	2,931,041
IDACORP Inc.		41,400	2,815,200
MGE Energy Inc.		23,572	1,093,741
PNM Resources Inc.		224,455	6,861,590
Portland General Electric Co.		63,700	2,316,769
Total Electric Utilities			20,091,908
Gas Utilities — 1.1%
Chesapeake Utilities Corp.		52,142	2,959,058
New Jersey Resources Corp.		54,800	1,806,208
ONE Gas Inc.		48,698	2,443,179
Southwest Gas Corp.		58,500	3,226,860
WGL Holdings Inc.		31,000	1,952,690
Total Gas Utilities			12,387,995
Independent Power and Renewable Electricity Producers — 0.1%
NRG Yield Inc., Class C Shares		35,300	521,028
Multi-Utilities — 0.3%
Black Hills Corp.		77,975	3,620,379
Water Utilities — 0.4%
American States Water Co.		71,117	2,983,358
California Water Service Group		80,624	1,876,121
Total Water Utilities			4,859,479
Total Utilities			41,480,789
Total Common Stocks (Cost — $1,010,610,891)			1,062,704,092
Investment in Underlying Funds — 1.9%
iShares Trust — iShares Russell 2000 Index Fund (Cost — $22,459,411)		193,506	21,771,360
Total Investments before Short-Term Investments (Cost — $1,033,070,302)			1,084,475,452

	Rate
Short-Term Investments — 2.1%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $22,930,000)	0.225%	22,930,000	22,930,000
Total Investments — 99.7% (Cost — $1,056,000,302#)			1,107,405,452
Other Assets in Excess of Liabilities — 0.3%			3,020,900
Total Net Assets — 100.0%			$1,110,426,352

*	Non-income producing security.

(a)	Illiquid security (unaudited).

#	Aggregate cost for federal income tax purposes is $1,057,216,172.

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	23

Statement of assets and liabilities

December 31, 2015

Assets:
Investments, at value (Cost — $1,056,000,302)	$1,107,405,452
Dividends and interest receivable	1,977,773
Receivable for Fund shares sold	1,613,269
Receivable for securities sold	1,118,643
Prepaid expenses	126,899
Total Assets	1,112,242,036

Liabilities:
Due to custodian	715,704
Investment management fee payable	671,180
Payable for Fund shares repurchased	267,930
Trustees’ fees payable	17,926
Service and/or distribution fees payable	13,806
Distributions payable	468
Accrued expenses	128,670
Total Liabilities	1,815,684
Total Net Assets	$1,110,426,352

Net Assets:
Par value (Note 7)	$928
Paid-in capital in excess of par value	1,062,968,146
Overdistributed net investment income	(165,426)
Accumulated net realized loss on investments and futures contracts	(3,782,446)
Net unrealized appreciation on investments	51,405,150
Total Net Assets	$1,110,426,352

See Notes to Financial Statements.

24	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

Net Assets:
Class A	$18,127,053
Class A2	$22,060,967
Class C	$6,011,577
Class FI	$64,117
Class I	$275,797,054
Class IS	$788,365,584

Shares Outstanding:
Class A	1,517,494
Class A2	1,863,404
Class C	531,472
Class FI	5,556
Class I	22,788,355
Class IS	66,126,065

Net Asset Value:
Class A (and redemption price)	$11.95
Class A2 (and redemption price)	$11.84
Class C*	$11.31
Class FI (and redemption price)	$11.54
Class I (and redemption price)	$12.10
Class IS (and redemption price)	$11.92
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.68
Class A2 (based on maximum initial sales charge of 5.75%)	$12.56

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	25

Statement of operations

For the Year Ended December 31, 2015

Investment Income:
Dividends and distributions	$11,792,625
Return of capital (Note 1(f))	(799,094)
Net Dividends and Distributions	10,993,531
Interest	37,669
Less: Foreign taxes withheld	(9,579)
Total Investment Income	11,021,621

Expenses:
Investment management fee (Note 2)	6,350,875
Service and/or distribution fees (Notes 2 and 5)	164,737
Transfer agent fees (Note 5)	140,224
Registration fees	95,131
Fund accounting fees	85,891
Trustees’ fees	83,439
Legal fees	71,818
Fees recaptured by investment manager (Note 2)	51,638
Audit and tax fees	36,977
Shareholder reports	29,565
Insurance	12,958
Custody fees	6,418
Miscellaneous expenses	10,730
Total Expenses	7,140,401
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(35,202)
Net Expenses	7,105,199
Net Investment Income	3,916,422

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	56,828,106
REIT distributions	618,654
Futures contracts	5,823,260
Net Realized Gain	63,270,020
Change in Net Unrealized Appreciation (Depreciation)	(117,360,272)
Net Loss on Investments and Futures Contracts	(54,090,252)
Decrease in Net Assets From Operations	$(50,173,830)

See Notes to Financial Statements.

26	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2015	2014

Operations:
Net investment income	$3,916,422	$1,601,039
Net realized gain	63,270,020	72,064,564
Change in net unrealized appreciation (depreciation)	(117,360,272)	(7,345,690)
Increase (Decrease) in Net Assets From Operations	(50,173,830)	66,319,913

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,300,186)	(1,700,007)
Net realized gains	(73,548,897)	(82,366,201)
Decrease in Net Assets From Distributions to Shareholders	(76,849,083)	(84,066,208)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	579,044,686	156,002,873
Reinvestment of distributions	69,942,023	39,231,290
Cost of shares repurchased	(199,040,097)	(198,151,653)
Increase (Decrease) in Net Assets From Fund Share Transactions	449,946,612	(2,917,490)
Increase (Decrease) in Net Assets	322,923,699	(20,663,785)

Net Assets:
Beginning of year	787,502,653	808,166,438
End of year*	$1,110,426,352	$787,502,653
*Includes overdistributed net investment income of:	$(165,426)	$(781,662)

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	27

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2015	2014	2013	2012[2]	2011[2]

Net asset value, beginning of year	$13.46	$13.80	$10.94	$9.50	$9.74

Income (loss) from operations:
Net investment income (loss)	0.00 [3]	(0.03)	(0.01)	0.09	0.01
Net realized and unrealized gain (loss)	(0.64)	1.22	4.08	1.41	(0.24)
Total income (loss) from operations	(0.64)	1.19	4.07	1.50	(0.23)

Less distributions from:
Net investment income	—	—	(0.05)	(0.06)	(0.01)
Net realized gains	(0.87)	(1.53)	(1.16)	—	—
Total distributions	(0.87)	(1.53)	(1.21)	(0.06)	(0.01)

Net asset value, end of year	$11.95	$13.46	$13.80	$10.94	$9.50
Total return[4]	(4.89)%	9.09%	37.82%	15.83%	(2.40)%

Net assets, end of year (000s)	$18,127	$17,244	$17,896	$16,889	$18,142

Ratios to average net assets:
Gross expenses	1.20%[5]	1.21%[5]	1.23%[5]	1.24%	1.23%[5]
Net expenses[6]	1.20 [5,7]	1.20 [5,7]	1.20 [5,7]	1.21 [7]	1.23 [5]
Net investment income (loss)	0.01	(0.21)	(0.07)	0.82	0.03

Portfolio turnover rate	34%	42%	85%	57%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.
[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[6]

As a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 1.20%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A2 Shares[1]	2015	2014	2013	2012[2]

Net asset value, beginning of year	$13.37	$13.75	$10.93	$10.58

Income (loss) from operations:
Net investment income (loss)	(0.02)	(0.04)	(0.00) [3]	0.07
Net realized and unrealized gain (loss)	(0.64)	1.19	4.05	0.40
Total income (loss) from operations	(0.66)	1.15	4.05	0.47

Less distributions from:
Net investment income	—	—	(0.07)	(0.12)
Net realized gains	(0.87)	(1.53)	(1.16)	—
Total distributions	(0.87)	(1.53)	(1.23)	(0.12)

Net asset value, end of year	$11.84	$13.37	$13.75	$10.93
Total return[4]	(5.08)%	8.82%	37.69%	4.41%

Net assets, end of year (000s)	$22,061	$14,399	$3,522	$353

Ratios to average net assets:
Gross expenses	1.49%[5]	1.58%[5]	1.72%[5]	1.20%[6]
Net expenses[7,8]	1.40 [5]	1.40 [5]	1.35 [5]	1.05 [6]
Net investment income (loss)	(0.19)	(0.33)	(0.02)	3.98 [6]

Portfolio turnover rate	34%	42%	85%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2012 (inception date) to December 31, 2012.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 1.40%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2015	2014	2013	2012[2]	2011[2]

Net asset value, beginning of year	$12.88	$13.37	$10.69	$9.30	$9.61

Income (loss) from operations:
Net investment income (loss)	(0.10)	(0.13)	(0.10)	0.01	(0.07)
Net realized and unrealized gain (loss)	(0.60)	1.17	3.96	1.38	(0.23)
Total income (loss) from operations	(0.70)	1.04	3.86	1.39	(0.30)

Less distributions from:
Net investment income	—	—	(0.02)	—	(0.01)
Net realized gains	(0.87)	(1.53)	(1.16)	—	—
Total distributions	(0.87)	(1.53)	(1.18)	—	(0.01)

Net asset value, end of year	$11.31	$12.88	$13.37	$10.69	$9.30
Total return[3]	(5.59)%	8.24%	36.72%	14.95%	(3.16)%

Net assets, end of year (000s)	$6,012	$6,367	$6,179	$5,073	$5,330

Ratios to average net assets:
Gross expenses	1.96%[4]	2.09%	2.06%[4]	2.06%[4]	2.08%[4]
Net expenses[5,6]	1.95 [4]	1.95	1.95 [4]	1.97 [4]	2.05 [4]
Net investment income (loss)	(0.74)	(0.96)	(0.81)	0.07	(0.78)

Portfolio turnover rate	34%	42%	85%	57%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 1.95%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2015	2014	2013	2012[2]	2011[2]

Net asset value, beginning of year	$13.03	$13.42	$10.68	$9.27	$9.51

Income (loss) from operations:
Net investment income (loss)	(0.03)	(0.03)	0.01	0.10	(0.00) [3]
Net realized and unrealized gain (loss)	(0.59)	1.17	3.96	1.36	(0.23)
Total income (loss) from operations	(0.62)	1.14	3.97	1.46	(0.23)

Less distributions from:
Net investment income	—	—	(0.07)	(0.05)	(0.01)
Net realized gains	(0.87)	(1.53)	(1.16)	—	—
Total distributions	(0.87)	(1.53)	(1.23)	(0.05)	(0.01)

Net asset value, end of year	$11.54	$13.03	$13.42	$10.68	$9.27
Total return[4]	(4.91)%	8.97%	37.87%	15.74%	(2.46)%

Net assets, end of year (000s)	$64	$1,218	$2,614	$902	$746

Ratios to average net assets:
Gross expenses[5]	1.36%	1.48%	1.34%	1.53%	1.37%
Net expenses[5,6,7]	1.20	1.20	1.20	1.22	1.30
Net investment income (loss)	(0.21)	(0.24)	0.09	0.87	(0.02)

Portfolio turnover rate	34%	42%	85%	57%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]

As a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 1.20%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2015	2014	2013	2012[2]	2011[2]

Net asset value, beginning of year	$13.60	$13.90	$11.00	$9.47	$9.68

Income (loss) from operations:
Net investment income	0.10	0.03	0.05	0.05	0.04
Net realized and unrealized gain (loss)	(0.69)	1.23	4.11	1.51	(0.24)
Total income (loss) from operations	(0.59)	1.26	4.16	1.56	(0.20)

Less distributions from:
Net investment income	(0.04)	(0.03)	(0.10)	(0.03)	(0.01)
Net realized gains	(0.87)	(1.53)	(1.16)	—	—
Total distributions	(0.91)	(1.56)	(1.26)	(0.03)	(0.01)

Net asset value, end of year	$12.10	$13.60	$13.90	$11.00	$9.47
Total return[3]	(4.51)%	9.53%	38.48%	16.50%	(2.11)%

Net assets, end of year (000s)	$275,797	$5,559	$9,126	$9,438	$220,655

Ratios to average net assets:
Gross expenses	0.76%[4]	0.78%[4]	0.78%[4]	0.89%	0.94%[4]
Net expenses[5]	0.76 [4]	0.77 [4,6]	0.77 [4,6]	0.89 [6]	0.94 [4]
Net investment income	0.76	0.19	0.37	0.47	0.33

Portfolio turnover rate	34%	42%	85%	57%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.90%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2015	2014	2013	2012[2,3]

Net asset value, beginning of year	$13.41	$13.73	$10.88	$10.67

Income (loss) from operations:
Net investment income	0.06	0.03	0.05	0.13
Net realized and unrealized gain (loss)	(0.64)	1.21	4.06	0.21
Total income (loss) from operations	(0.58)	1.24	4.11	0.34

Less distributions from:
Net investment income	(0.04)	(0.03)	(0.10)	(0.13)
Net realized gains	(0.87)	(1.53)	(1.16)	—
Total distributions	(0.91)	(1.56)	(1.26)	(0.13)

Net asset value, end of year	$11.92	$13.41	$13.73	$10.88
Total return[4]	(4.47)%	9.50%	38.46%	3.22%

Net assets, end of year (000s)	$788,366	$742,715	$768,829	$549,249

Ratios to average net assets:
Gross expenses	0.75%[5]	0.76%	0.77%	0.79%[6]
Net expenses[7,8]	0.75 [5]	0.75	0.75	0.74 [6]
Net investment income	0.44	0.24	0.41	1.58 [6]

Portfolio turnover rate	34%	42%	85%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	For the period March 23, 2012 (inception date) to December 31, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

QS Batterymarch U.S. Small Capitalization Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effec-

34	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

tiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$1,062,704,092	—	—	$1,062,704,092
Investment in underlying funds	21,771,360	—	—	21,771,360
Total long-term investments	$1,084,475,452	—	—	$1,084,475,452
Short-term investments†	22,930,000	—	—	22,930,000
Total investments	$1,107,405,452	—	—	$1,107,405,452

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of

36	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	37

Notes to financial statements (cont’d)

with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of a certain portion of the Fund’s cash and short-term instruments, which is allocated to Western Asset. To the extent LMPFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMPFA will pay QS Batterymarch and Western Asset the entire management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 1.30%, 1.00% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

LMPFA currently intends to voluntarily waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extra-

38	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

ordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.20%, 1.40%, 1.95%, 1.20% and 0.90% for Class A, Class A2, Class C, Class FI and Class I shares, respectively. These arrangements are expected to continue until December 31, 2017, but may be terminated at any time by the LMPFA.

During the year ended December 31, 2015, fees waived and/or expenses reimbursed amounted to $35,202.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class I	Class IS
Expires December 31, 2016	—	—	$5,398	—	—	$133,766
Expires December 31, 2017	$2,334	$13,200	8,453	$2,142	—	107,946
Expires December 31, 2018	162	18,031	822	4,484	—	11,703
Total fee waivers/expense reimbursements subject to recapture	$2,496	$31,231	$14,673	$6,626	—	$253,415

For the year ended December 31, 2015, LMPFA recaptured $8,837, $6,748, $5,474, $5,572, $632 and $24,375 for Class A, Class A2, Class C, Class FI, Class I and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2015, LMIS and its affiliates retained sales charges of $3,675 and $67,024 on sales of the Fund’s Class A and Class A2 shares, respectively. In

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	39

Notes to financial statements (cont’d)

addition, for the year ended December 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A2	Class C
CDSCs	$32	$1,074

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$674,175,160
Sales	301,102,140

At December 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$150,219,363
Gross unrealized depreciation	(100,030,083)
Net unrealized appreciation	$50,189,280

4. Derivative instruments and hedging activities

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2015. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$5,823,260

During the year ended December 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$10,424,700

†	At December 31, 2015, there were no open positions held in this derivative.

40	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$43,983	$27,055
Class A2	48,325	88,926
Class C	65,376	8,633
Class FI	7,053	4,686
Class I	—	1,226
Class IS	—	9,698
Total	$164,737	$140,224

For the year ended December 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$162
Class A2	18,031
Class C	822
Class FI	4,484
Class I	—
Class IS	11,703
Total	$35,202

6. Distributions to shareholders by class

	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Investment Income:
Class A	—	—
Class A2	—	—
Class C	—	—
Class FI	—	—
Class I	$724,945	$11,964
Class IS	2,575,241	1,688,043
Total	$3,300,186	$1,700,007

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	41

Notes to financial statements (cont’d)

	Year Ended December 31, 2015	Year Ended December 31, 2014

Net Realized Gains:
Class A	$1,217,092	$1,925,099
Class A2	1,467,662	1,334,743
Class C	445,222	682,861
Class FI	77,069	130,906
Class I	16,472,662	567,454
Class IS	53,869,190	77,725,138
Total	$73,548,897	$82,366,201

7. Shares of beneficial interest

At December 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	419,268	$5,647,808	253,722	$3,501,094
Shares issued on reinvestment	96,118	1,187,774	142,054	1,876,484
Shares repurchased	(279,447)	(3,735,327)	(410,795)	(5,599,570)
Net increase (decrease)	235,939	$3,100,255	(15,019)	$(221,992)

Class A2
Shares sold	962,110	$12,979,237	868,296	$11,795,896
Shares issued on reinvestment	120,008	1,467,662	102,133	1,334,743
Shares repurchased	(295,548)	(3,968,084)	(149,730)	(2,018,107)
Net increase	786,570	$10,478,815	820,699	$11,112,532

Class C
Shares sold	86,986	$1,143,110	28,899	$382,549
Shares issued on reinvestment	37,829	443,953	53,821	681,748
Shares repurchased	(87,649)	(1,115,537)	(50,402)	(658,684)
Net increase	37,166	$471,526	32,318	$405,613

Class FI
Shares sold	394,221	$5,443,941	17,711	$236,123
Shares issued on reinvestment	5,596	74,923	10,231	130,906
Shares repurchased	(487,706)	(6,200,400)	(129,296)	(1,764,843)
Net decrease	(87,889)	$(681,536)	(101,354)	$(1,397,814)

42	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	23,052,864	$302,493,596	48,874	$672,695
Shares issued on reinvestment	1,401,957	17,191,724	43,401	579,418
Shares repurchased	(2,075,232)	(26,233,265)	(339,990)	(4,716,970)
Net increase (decrease)	22,379,589	$293,452,055	(247,715)	$(3,464,857)

Class IS
Shares sold	18,698,753	$251,336,994	10,372,035	$139,414,516
Shares issued on reinvestment	4,014,983	49,575,987	2,626,211	34,627,991
Shares repurchased	(11,956,121)	(157,787,484)	(13,619,358)	(183,393,479)
Net increase (decrease)	10,757,615	$143,125,497	(621,112)	$(9,350,972)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$9,053,645	$6,922,554
Net long-term capital gains	67,795,438	77,143,654
Total distributions paid	$76,849,083	$84,066,208

As of December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$887,190
Undistributed long-term capital gains — net	256,160
Total undistributed earnings	1,143,350
Deferred capital losses*	(3,059,799)
Capital loss carryforward**	(978,926)
Other book/tax temporary differences(a)	163,373
Unrealized appreciation (depreciation)(b)	50,189,280
Total accumulated earnings (losses) — net	$47,457,278

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**

During the taxable year ended December 31, 2015, the Fund utilized $978,926 of its capital loss carryforward available from prior years. As of December 31, 2015, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(978,926)

This amount will be available to offset any future taxable capital gains. In addition, the Fund’s capital loss carryforward is subject to annual limitation of $978,926 due to a reorganization from a previous year.

(a)

Other book/tax temporary differences are attributable to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	43

Notes to financial statements (cont’d)

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Subsequent events

Effective April 1, 2016, QS Investors, LLC will become a subadviser, and QS Batterymarch will cease to be a subadviser, to the Fund. The same portfolio managers will continue to serve the Fund. Additionally, effective April 1, 2016, the Fund’s name will change to QS U.S. Small Capitalization Equity Fund.

44	QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of QS Batterymarch U.S. Small Capitalization Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the QS Batterymarch U.S. Small Capitalization Equity Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2016

QS Batterymarch U.S. Small Capitalization Equity Fund 2015 Annual Report	45

Board approval of management and subadvisory agreements (unaudited)

At its November 2015 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the investment management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”), the investment advisory agreement (the “Advisory Agreement”) between the Manager and QS Batterymarch Financial Management, Inc. (the “Adviser”) and the subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Western Asset Management Company (“Western Asset”) pursuant to which Western Asset provides day-to-day management of the Fund’s cash and short-term investments. (The Management, Advisory and Subadvisory Agreements are collectively referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met on October 15, 2015, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager to assist the Board, and in particular the Independent Trustees, in considering continuation of the Agreements. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel. The Board, including the Independent Trustees, at its November 2015 meeting, reviewed and evaluated the supplemental materials provided to assist the Board in considering continuation of the Agreements. The Independent Trustees further discussed continuation of the Agreements in an executive session with independent legal counsel on November 4, 2015.

In voting to approve continuation of the Agreements, the Board, including the Independent Trustees, considered whether continuation of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. The Board considered that although no assets were currently being allocated to Western Asset, the Manager recommended that the Subadvisory Agreement with Western Asset be continued to permit allocation of assets to Western Asset at such time as the Manager determined to be appropriate. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interests of the Fund and its shareholders to approve continuation of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager, the Adviser and available to be provided by Western Asset, under the Management, Advisory and Subadvisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser and Western Asset. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, the Manager’s role in coordinating the activities of the

46	QS Batterymarch U.S. Small Capitalization Equity Fund

Adviser, Western Asset and the Fund’s other service providers and the services rendered by the Adviser. The Board’s evaluation of the services provided by the Manager, the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Adviser and Western Asset, and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial strength of the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager, the Adviser and Western Asset and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution and the existence of quality controls applicable to brokerage allocation procedures. The Board noted that the Adviser does not use soft dollars.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Broadridge, an independent provider of investment company data. The Board was provided a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Broadridge data also included a comparison of the Fund’s performance to the Fund’s designated benchmark. In addition, the trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its peers and benchmark, and had met with the Fund’s portfolio manager at in-person meetings during the year.

The Board considered the Fund’s favorable performance for the one- three- and five-year periods ended June 30, 2015, placing the Fund’s Class I Shares in the first quintile (the first quintile being the best performers and the fifth quintile being the worst performers.) The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that, with respect to these factors, it was in the best interests of the Fund to approve continuation of the Advisory Agreements.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser and would pay the fee to Western Asset. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived by the Manager which partially reduced the management fee owed to the Manager under the Management Agreement) (the “Actual Management Fee”).

QS Batterymarch U.S. Small Capitalization Equity Fund	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board also reviewed information regarding the fees the Manager, the Adviser and Western Asset charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser and Western Asset. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, sets out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same asset class, including any subadvisory relationships with unaffiliated registered investment companies.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Broadridge as comparable to the Fund and with a broader universe of funds also selected by Broadridge. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were less than median (first and second quintiles, respectively) and that actual total expenses for the Class IS Shares were lower than the Broadridge expense group median (first quintile) and average and lower than the expense universe median and average.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2015 and 2014, which corresponds to Legg Mason’s fiscal year end. The Board also reviewed certain information showing historical profitability for fiscal years 2011 through 2015. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Among other information, the Board reviewed management fee reductions due to waivers during the Manager’s 2013 through 2015 fiscal years. Given the asset size of the Fund and the complex, as well as the Contractual Management Fee, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

48	QS Batterymarch U.S. Small Capitalization Equity Fund

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding amounts received by the Fund’s distributor and intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interests of the Fund.

QS Batterymarch U.S. Small Capitalization Equity Fund	49

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Batterymarch U.S. Small Capitalization Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Retired. Trustee of American Federation of Arts since 1998; formerly, Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

50	QS Batterymarch U.S. Small Capitalization Equity Fund

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

QS Batterymarch U.S. Small Capitalization Equity Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) since 2015; President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years

Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods); formerly, Director of TeleTech Holdings, Inc. (business process outsourcing)

52	QS Batterymarch U.S. Small Capitalization Equity Fund

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Number of funds in fund complex overseen by Trustee	151
Other board memberships held by Trustee during past five years	None
Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

QS Batterymarch U.S. Small Capitalization Equity Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

54	QS Batterymarch U.S. Small Capitalization Equity Fund

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011).

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS Batterymarch U.S. Small Capitalization Equity Fund	55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2015:

Record date:	6/23/2015	12/8/2015	12/21/2015
Payable date:	6/24/2015	12/9/2015	12/22/2015
Ordinary income:
Qualified dividend income for individuals	99.93%	84.63%	84.63%
Dividends qualifying for the dividends
received deduction for corporations	99.89%	74.77%	74.77%
Long-term capital gain dividend	$0.133420	$0.674633	—

The following distributions represent Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Record Date	Payable Date	Short-term Capital Gains Per Share
6/23/2015	6/24/2015	$0.004580
12/08/2015	12/09/2015	$0.061927

Please retain this information for your records.

56	QS Batterymarch U.S. Small Capitalization Equity Fund

QS Batterymarch

U.S. Small Capitalization Equity Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman*

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust*

*	Effective June 1, 2015, Mr. Lehman became Chairman and Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Batterymarch Financial Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Batterymarch U.S. Small Capitalization Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Batterymarch U.S. Small Capitalization Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch U.S. Small Capitalization Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013159 2/16 SR16-2708

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2014 and December 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $93,388 in December 31, 2014 and $141,474 in December 31, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2014 and $0 in December 31, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $17,200 in December 31, 2014 and $17,370 in December 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $9,672 in December 31, 2014 and $1,522 in December 31, 2015, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2014 and December 31, 2015; Tax Fees were 100% and 100% for December 31, 2014 and December 31, 2015; and Other Fees were 100% and 100% for December 31, 2014 and December 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $248,092 in December 31, 2014 and $330,248 in December 31, 2015.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Jill E. McGovern
Arthur S. Mehlman
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 24, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 24, 2016